UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

Ludwig Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41881	61-1133438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3160 NW 1 Avenue, Pompano Beach, FL 33064

(Address of principal executive offices) (Zip Code)

(786) 235-9026

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01. Changes in Registrant's Certifying Accountant.

On June 22, 2026, Stephano Slack LLC ("Stephano Slack") notified Ludwig Enterprises, Inc. (the "Company") that it would cease serving as the Company's independent registered public accounting firm, effective June 22, 2026. Accordingly, Stephano Slack resigned as the Company's independent registered public accounting firm.

The Board of Directors of the Company acknowledged Stephano Slack's resignation and approved the change in the Company's independent registered public accounting firm.

Stephano Slack's report on the Company's consolidated financial statements for the fiscal year ended December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. The report contained an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern.

During the period from April 18, 2025, when Stephano Slack was appointed as the Company's independent registered public accounting firm, through June 22, 2026, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Stephano Slack on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Stephano Slack's satisfaction, would have caused Stephano Slack to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

During the same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

As of the date of this Current Report on Form 8-K, the Company has not engaged a successor independent registered public accounting firm.

The Company provided Stephano Slack with a copy of the disclosures set forth in this Item 4.01 and requested that Stephano Slack furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. Stephano Slack has provided the requested letter, which is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Stephano Slack LLC regarding change in certifying accountant.
101	Inline XBRL Document Set for the Cover Page from this Current Report on Form 8-K, formatted as Inline XBRL.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2026

LUDWIG ENTERPRISES, INC.

By: /s/ Jose Antonio Reyes
Jose Antonio Reyes
Interim Chief Executive Officer